PRESS RELEASE

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                          EXHIBIT INDEX


Exhibit No.      Description                 Page
-----------      -----------                 ----

 1            Agreement and Plan of          Incorporated
              Merger dated as of             by reference
              December 11, 1998

 2            Press Release of New           Filed
              England Electric System        herewith
              issued March 22, 2000